Rule 12b-1 Distribution Plan and Agreement - Lord Abbett Tax-Free Income Trust
                         Florida Series - Class A Shares

          RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 22, 2002 by and between LORD ABBETT TAX-FREE INCOME TRUST, a Delaware business trust (the "Fund"), on behalf of the FLORIDA SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

          WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

          WHEREAS, the Fund has entered into an Agreement and Plan of Reorganization with the Lord Abbett Tax-Free Income Trust, a Massachusetts Business Trust (the "Predecessor Fund") dated May 17, 2002 providing for the reorganization of the Predecessor Fund into the Fund.

          WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, substantially similar to the Predecessor Fund's Distribution Plan and Agreement for its Florida Series, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

          WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

          NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the provisions of paragraph 8 of this Plan, it is agreed as follows:

          1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

          2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is primarily intended to result in the sale of Shares and (b) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the

Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

          3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued, by the Predecessor Fund prior to October 1, 1992 shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

          4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

          5. The Secretary of the Fund, or in his absence the Treasurer, is hereby authorized to direct the disposition of monies paid or payable by Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

          6. Neither the Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

          7. The Distributor shall give the Fund the benefit of the Distributor's best judgement and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

          8. This Plan shall become effective upon the date hereof and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

          9. This Plan may be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

          10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

          11. This Plan may be terminated at any time without payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

          12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

          13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.


          IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                        LORD ABBETT TAX-FREE INCOME TRUST

                                        By: /s/ Christina T. Simmons
                                            ------------------------------------
                                                       Vice President


ATTEST:

/s/ Lydia Guzman
----------------------------------------
           Assistant Secretary

                                        LORD ABBETT DISTRIBUTOR LLC

                                        By: LORD, ABBETT & CO., Managing Member
                                            ------------------------------------

                                        By: /s/ Paul A. Hilstad
                                            ------------------------------------
                                                          Partner

 Rule 12b-1 Distribution Plan and Agreement - Lord Abbett Tax-Free Income Trust
                         Georgia Series - Class A Shares

          RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 22, 2002 by and between LORD ABBETT TAX-FREE INCOME TRUST, a Delaware business trust (the "Fund"), on behalf of the GEORGIA SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

          WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

          WHEREAS, the Fund has entered into an Agreement and Plan of Reorganization with the Lord Abbett Tax-Free Income Trust, a Massachusetts Business Trust (the "Predecessor Fund") dated May 17, 2002 providing for the reorganization of the Predecessor Fund into the Fund.

          WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, substantially similar to the Predecessor Fund's Distribution Plan and Agreement for its Georgia Series, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

          WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

          NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the provisions of paragraph 8 of this Plan, it is agreed as follows:

          1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

          2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is primarily intended to result in the sale of Shares and (b) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the

Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

          3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, by the Predecessor Fund prior to the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

          4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

          5. The Secretary of the Fund, or in his absence the Treasurer, is hereby authorized to direct the disposition of monies paid or payable by Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

          6. Neither the Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

          7. The Distributor shall give the Fund the benefit of the Distributor's best judgement and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

          8. This Plan shall become effective upon the date hereof and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal. Notwithstanding the foregoing no payments may be made by the Series hereunder prior to or with respect to any period prior to the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million.

          9. This Plan may be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

          10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

          11. This Plan may be terminated at any time without payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

          12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

          13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.


          IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                        LORD ABBETT TAX-FREE INCOME TRUST

                                        By: Christina T. Simmons
                                            ------------------------------------
                                                       Vice President


ATTEST:

/s/ Lydia Guzman
----------------------------------------
           Assistant Secretary

                                        LORD ABBETT DISTRIBUTOR LLC

                                        By: LORD, ABBETT & CO., Managing Member
                                            ------------------------------------

                                        By: /s/ Paul A. Hilstad
                                            ------------------------------------
                                                          Partner

 Rule 12b-1 Distribution Plan and Agreement - Lord Abbett Tax-Free Income Trust
                        Michigan Series - Class A Shares

          RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 22, 2002 by and between LORD ABBETT TAX-FREE INCOME TRUST, a Delaware business trust (the "Fund"), on behalf of the MICHIGAN SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

          WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

          WHEREAS, the Fund has entered into an Agreement and Plan of Reorganization with the Lord Abbett Tax-Free Income Trust, a Massachusetts Business Trust (the "Predecessor Fund") dated May 17, 2002 providing for the reorganization of the Predecessor Fund into the Fund.

          WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, substantially similar to the Predecessor Fund's Distribution Plan and Agreement for its Michigan Series, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

          WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

          NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the provisions of paragraph 8 of this Plan, it is agreed as follows:

          1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

          2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is primarily intended to result in the sale of Shares and (b) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the

Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

          3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, by the Predecessor Fund prior to the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

          4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

          5. The Secretary of the Fund, or in his absence the Treasurer, is hereby authorized to direct the disposition of monies paid or payable by Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

          6. Neither the Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

          7. The Distributor shall give the Fund the benefit of the Distributor's best judgement and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

          8. This Plan shall become effective upon the date hereof and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal. Notwithstanding the foregoing no payments may be made by the Series hereunder prior to or with respect to any period prior to the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million.

          9. This Plan may be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

          10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

          11. This Plan may be terminated at any time without payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not "interested persons" of the Fund and have not direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

          12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

          13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.


          IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                        LORD ABBETT TAX-FREE INCOME TRUST

                                        By: /s/ Christina T. Simmons
                                            ------------------------------------
                                                       Vice President


ATTEST:

/s/ Lydia Guzman
----------------------------------------
           Assistant Secretary

                                        LORD ABBETT DISTRIBUTOR LLC

                                        By: LORD, ABBETT & CO., Managing Member
                                            ------------------------------------

                                        By: /s/ Paul A. Hilstad
                                            ------------------------------------
                                                          Partner

 Rule 12b-1 Distribution Plan and Agreement - Lord Abbett Tax-Free Income Trust
                      Pennsylvania Series - Class A Shares

          RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 22, 2002 by and between LORD ABBETT TAX-FREE INCOME TRUST, a Delaware business trust (the "Fund"), on behalf of the PENNSYLVANIA SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

          WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

          WHEREAS, the Fund has entered into an Agreement and Plan of Reorganization with the Lord Abbett Tax-Free Income Trust, a Massachusetts Business Trust (the "Predecessor Fund") dated May 17, 2002 providing for the reorganization of the Predecessor Fund into the Fund.

          WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, substantially similar to the Predecessor Fund's Distribution Plan and Agreement for its Pennsylvania Series permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

          WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

          NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the provisions of paragraph 8 of this Plan, it is agreed as follows:

          1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

          2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is primarily intended to result in the sale of Shares and (b) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the

Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

          3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, by the Predecessor Fund prior to the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

          4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

          5. The Secretary of the Fund, or in his absence the Treasurer, is hereby authorized to direct the disposition of monies paid or payable by Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

          6. Neither the Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

          7. The Distributor shall give the Fund the benefit of the Distributor's best judgement and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

          8. This Plan shall become effective upon the date hereof and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal. Notwithstanding the foregoing no payments may be made by the Series hereunder prior to or with respect to any period prior to the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million.

          9. This Plan may be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

          10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

          11. This Plan may be terminated at any time without payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

          12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

          13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.


          IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                        LORD ABBETT TAX-FREE INCOME TRUST

                                        By: /s/ Christina T. Simmons
                                            ------------------------------------
                                                       Vice President


ATTEST:

/s/ Lydia Guzman
----------------------------------------
           Assistant Secretary

                                        LORD ABBETT DISTRIBUTOR LLC

                                        By: LORD, ABBETT & CO., Managing Member
                                            ------------------------------------

                                        By: /s/ Paul A. Hilstad
                                            ------------------------------------
                                                          Partner